Exhibit 10.2
NINTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this “Amendment”), dated as of October 15, 2026, by and among DAIRYLAND USA CORPORATION, a New York corporation (“Dairyland”), CHEFS’ WAREHOUSE PARENT, LLC, a Delaware limited liability company (together with Dairyland, the “Borrowers”), THE CHEFS’ WAREHOUSE, INC., a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto and BMO Bank N.A. (formerly known as BMO Harris Bank N.A.) (“BMO”), as administrative agent for the Lenders (in such capacity, the “Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, Holdings and the other Loan Parties party thereto have entered into (x) that certain Credit Agreement, dated as of June 29, 2018 (as amended by the First Amendment to Credit Agreement, dated as of November 18, 2019, the Second Amendment to Credit Agreement, dated as of February 24, 2021, the Third Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of March 11, 2022, the Fourth Amendment to Credit Agreement, dated as of August 25, 2022, the Fifth Amendment to Credit Agreement, dated as of December 7, 2022, the Sixth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement, dated as of July 7, 2023, the Seventh Amendment to Credit Agreement, dated as of March 12, 2025 and the Eighth Amendment to Credit Agreement, dated as of August 20, 2025 and as otherwise amended, restated, amended and restated, supplemented or modified from time to time prior to the date hereof, the “Existing Credit Agreement”), by and among the Borrowers, Holdings, the other Loan Parties party thereto, certain Lenders party thereto and the Agent and (y) that certain ABL Pledge and Security Agreement, dated as of June 29, 2018 (as amended by the Third Amendment to Credit Agreement and First Amendment to Pledge and Security Agreement, dated as of March 11, 2022, the Sixth Amendment to Credit Agreement and Second Amendment to Pledge and Security Agreement, dated as of July 7, 2023, and as otherwise amended, restated, amended and restated, supplemented or modified from time to time prior to the date hereof, the “Existing Security Agreement”), by and among the Borrowers, Holdings, the other Loan Parties party thereto and the Agent;
WHEREAS, pursuant to and in accordance with Section 9.02 of the Existing Credit Agreement, the Borrowers have requested that the Lenders and the Issuing Banks amend, and the Required Lenders and the Issuing Banks under the Existing Credit Agreement on the Ninth Amendment Effective Date (as defined below) party hereto (the “Ninth Amendment Consenting Lenders”) have agreed to so amend, the Existing Credit Agreement and the Existing Security Agreement in the manner set forth in Section 2 hereof; and
WHEREAS, the Agent and the Ninth Amendment Consenting Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the amendments, modifications and agreements set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Existing Credit Agreement, as amended hereby (the “Amended Credit Agreement”) and, if not defined therein, such terms shall have the meanings ascribed thereto in the Existing Security Agreement, as amended hereby (the “Amended Security Agreement”).

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2.Amendments. Subject to the satisfaction (or waiver in accordance with Section 9.02 of the Existing Credit Agreement and Section 8.7 of the Existing Security Agreement) of the conditions precedent set forth in Section 5 below, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the Amended Credit Agreement attached hereto as Annex A-1, (b) Schedules 3.05, 3.06, 3.15, 3.19, 6.01 and 6.02 to the Existing Credit Agreement are hereby updated and restated in their entirety as of the Ninth Amendment Effective Date as set forth in the Amended Credit Agreement attached hereto as Annex A-2, (c) the Existing Security Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the Amended Security Agreement attached hereto as Annex B and (d) Exhibits A, B, C, D, G, H, I and J and Annex I to the Existing Security Agreement are hereby updated and restated in their entirety as of the Ninth Amendment Effective Date as set forth in the Amended Security Agreement attached hereto as Annex B-2.
3.Representations and Warranties. In order to induce the Ninth Amendment Consenting Lenders and the Agent to enter into this Amendment, each Loan Party represents and warrants that the following statements are true and correct on the date hereof:
(a) each of the representations and warranties contained in the Loan Documents are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of the Ninth Amendment Effective Date except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of such earlier date;
(b) the transactions contemplated by this Amendment are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders;
(c) this Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(d) the transactions contemplated by this Amendment (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents, or subject to the Intercreditor Agreement or the Term Loan Documents; and

(e) as of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.[Reserved].
5.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver in accordance with Section 9.02 of the Existing Credit Agreement) of the following conditions (the date on which all such conditions are so satisfied or waived is referred to herein as the “Ninth Amendment Effective Date”):
(a) Holdings and the Borrowers shall have paid to the Agent all fees, costs and expenses due and payable under this Amendment (including under Section 9 hereof) to the extent invoiced at least one Business Day prior to the Ninth Amendment Effective Date;
(b) the Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrowers, each other Loan Party, the Agent and each of the Ninth Amendment Consenting Lenders;
6.GOVERNING LAW AND WAIVER OF JURY TRIAL.
(a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles (other than sections 5-1401 and 5-1402 of the New York General Obligations Law).
(b) To the fullest extent permitted by applicable law, each Loan Party hereby irrevocably submits to the exclusive jurisdiction of any New York State court or federal court sitting in the County of New York and the Borough of Manhattan in respect of any claim, suit, action or proceeding arising out of or relating to the provisions of this Amendment and irrevocably agree that all claims in respect of any such claim, suit, action or proceeding may be heard and determined in any such court and that service of process therein may be made by certified mail, postage prepaid, to the address set forth in, or provided pursuant to, Section 9.01 of the Amended Credit Agreement. Each Loan Party hereby waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such claim, suit, action or proceeding brought in any such court, and any claim that any such claim, suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto agrees that a final judgment in any such claim, suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Agent or any Lender may otherwise have to bring any claim, suit, action or proceeding relating to this Amendment against any Loan Party or its properties in the courts of any jurisdiction.
(c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any claim, suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, claim, action or proceeding in any such court.
(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Existing Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT, THE AMENDED SECURITY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
7.Miscellaneous.
(a) Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
(b) Integration. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
(c) Effectiveness. This Amendment shall become effective on the Ninth Amendment Effective Date. Except as provided in Section 5, this Amendment shall become effective when it shall have been executed and delivered by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
(d) Electronic Signatures. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
8.Reference to and Limited Effect on the Existing Credit Agreement, Existing Security Agreement and the Other Loan Documents.
(a) On and after the Ninth Amendment Effective Date, (I)(x) each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Credit Agreement, and (y) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the

Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement and (II)(x) each reference in the Amended Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Existing Security Agreement, and (y) each reference in the other Loan Documents to the “Security Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Existing Security Agreement shall mean and be a reference to the Amended Security Agreement.
(b) Except as specifically amended by this Amendment, the Existing Credit Agreement, the Existing Security Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or the Lenders under, the Amended Credit Agreement, the Amended Security Agreement or any of the other Loan Documents.
(d) Each Loan Party hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Existing Credit Agreement, the Existing Security Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Amended Credit Agreement and the Amended Security Agreement, in each case, to the extent such Loan Party is a party thereto. In addition, each Loan Party hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remains in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” (as such term is defined in the Amended Credit Agreement) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Existing Credit Agreement or the Existing Security Agreement, except as specified under Section 2 hereto, or a course of dealing with the Agent or any Lender at variance with the Existing Credit Agreement or Existing Security Agreement, as applicable, such as to require further notice by the Agent or any Lender to require strict compliance with the terms of the Amended Credit Agreement, the Amended Security Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among the Loan Parties and the Ninth Amendment Consenting Lenders contemplated by this Amendment. No Loan Party has any knowledge of any challenge to the Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. The Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations, or otherwise with respect to the Existing Credit Agreement, the Existing Security Agreement or any other Loan Document, or to constitute a mutual departure from the strict terms, provisions and conditions of the Existing Credit Agreement, the Existing Security Agreement or any other Loan Document other than with respect to the amendments set forth in Section 2 hereof, or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.

(e) Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendments of the Existing Credit Agreement and the Existing Security Agreement effected pursuant to this Amendment.
(f) Each Loan Party that is not a Borrower acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Existing Credit Agreement or any other Loan Document to consent to the amendments to the Existing Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future amendments to the Amended Credit Agreement.
(g) The parties hereto acknowledge and agree that, for all purposes under the Amended Credit Agreement, the Amended Security Agreement and the other Loan Documents, this Amendment constitutes a “Loan Document” under, and as defined in, the Amended Credit Agreement.
9.Expenses. The Borrowers and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, all attorney costs, in each case, to the extent and as provided in Section 9.03(a) of the Existing Credit Agreement.
10.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
11.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
12.Conflicts. In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement, the Amended Security Agreement or any of the other Loan Documents, the terms of this Amendment shall govern.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

CHEFS’ WAREHOUSE PARENT, LLC,
as a Borrower
By:         /s/James Leddy
    Name: James Leddy
    Title: Chief Financial Officer and Assistant                 Secretary

DAIRYLAND USA CORPORATION,
as a Borrower
By:         /s/James Leddy
    Name: James Leddy
    Title: Chief Financial Officer and Assistant                 Secretary

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

THE CHEFS’ WAREHOUSE MID ATLANTIC, LLC
BEL CANTO FOODS, LLC
THE CHEFS’ WAREHOUSE WEST COAST, LLC
THE CHEFS’ WAREHOUSE OF FLORIDA, LLC
THE CHEFS’ WAREHOUSE, INC.
MICHAEL’S FINER MEATS, LLC
MICHAEL’S FINER MEATS HOLDINGS, LLC
THE CHEFS’ WAREHOUSE MIDWEST, LLC
THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.
QZ ACQUISITION (USA), INC.
QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.
QZINA SPECIALTY FOODS, INC., a Florida corporation
QZINA SPECIALTY FOODS, INC., a Washington corporation
QZINA SPECIALTY FOODS (AMBASSADOR), INC.
CW LV REAL ESTATE LLC
ALLEN BROTHERS 1893, LLC
[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

THE GREAT STEAKHOUSE STEAKS, LLC
DEL MONTE CAPITOL MEAT COMPANY HOLDINGS, LLC
DEL MONTE CAPITOL MEAT COMPANY, LLC
FELLS POINT HOLDINGS, LLC
FELLS POINT, LLC
CHEFS’ WAREHOUSE TRANSPORTATION, LLC
DAIRYLAND HP LLC
CAMBRIDGE, LLC
CAMBRIDGE PROTEIN HOLDINGS, LLC
DAIRYLAND PRODUCE, LLC
DAIRYLAND PRODUCE HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST HOLDINGS, LLC
CHEFS’ WAREHOUSE MIDDLE EAST, LLC

By:         /s/James Leddy
    Name: James Leddy
    Title: Chief Financial Officer and Assistant                 Secretary
[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

BMO BANK N.A. (FORMERLY KNOWN AS BMO HARRIS BANK N.A.),
individually as a Lender, Issuing Bank and as Agent
By:         /s/Elizabeth Mitchell
    Name: Elizabeth Mitchell
    Title: Director

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

BANK OF AMERICA, N.A.,
as Lender
By:         /s/Matthew Bourgeois
    Name: Matthew Bourgeois
    Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender and Issuing Bank
By:         /s/Stephen Marra
    Name: Stephen Marra
    Title: Authorized Officer

[SIGNATURE PAGE TO NINTH AMENDMENT TO CREDIT AGREEMENT AND THIRD AMENDMENT TO PLEDGE AND SECURITY AGREEMENT]

Annex A-1

Amended Credit Agreement

[omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy will be furnished to the Securities and Exchange Commission upon request.]

Annex A-2

Amended Credit Agreement Schedules

[omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy will be furnished to the Securities and Exchange Commission upon request.]

Annex B-1

Amended Security Agreement

[omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy will be furnished to the Securities and Exchange Commission upon request.]

Annex B-2

Amended Security Agreement Exhibits

[omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy will be furnished to the Securities and Exchange Commission upon request.]